Withdrawal from Russian oil and gas activities	6 Months Ended
Jun. 30, 2022
Interest in other entities [Abstract]
Intent to withdraw from Russian oil and gas activities	Withdrawal from Russian oil and gas activities
Following the invasion of Ukraine by Russia, Shell announced in the first quarter 2022 its intent to:
a.Withdraw from its ventures in Russia with Gazprom and related entities, and to end its involvement in the Nord Stream 2 pipeline project;
b.Withdraw from its service station and lubricants operations in Russia. Shell is working on a plan to help to achieve this in a phased manner, ensuring it is done safely for Shell's staff and operations;
c.Orderly withdrawal from its involvement in all Russian hydrocarbons, including crude oil, petroleum products, gas and LNG in a phased manner, aligned with new government guidance. Since these announcements, Shell has stopped all spot purchases of Russian crude, liquefied natural gas, and of cargoes of refined products directly exported from Russia. Shell will not renew long-term contracts for Russian oil, unless under explicit government direction, but is still legally obliged to take delivery of crude bought under contracts that were signed before the invasion. By the end of this year, all of Shell's long-term 3rd party purchases of Russian crude will stop, except for two contracts with a small, independent Russian producer. All of Shell's contracts to purchase refined products exported from Russia will also end. Shell still has long-term contractual commitments for Russian LNG. Reducing European reliance on piped natural gas supplies from Russia is also a very complex challenge that requires concerted action by governments, as well as energy suppliers and customers.

Subsequently, this led to recognition of net pre-tax charges of $4,235 million (post-tax: $3,894 million) in the first quarter 2022 and of net pre-tax negative charges of $111 million (post-tax: $136 million) in the second quarter 2022. These were recognised in:

	Q2 2022		Q1 2022	Half year 2022
Revenue	(133)		(335)	(468)
Share of profit of joint ventures and associates	—		(1,614)	(1,614)
Interest and other income/(expenses)	(71)	[1]	(1,126)	(1,197)
Selling, distribution and administrative expenses	115		(219)	(104)
Depreciation, depletion and amortisation	163		(858)	(695)
Other	37		(83)	(46)
Income/(loss) before taxation	111		(4,235)	(4,124)
Taxation charge/(credit)	25		341	366
Income/(loss) for the period	136		(3,894)	(3,758)
1. Mainly related to the loss following release of currency translation adjustments ($376 million) for Shell Neft and Gydan, partly offset by Sakhalin dividends received ($165 million) and termination of leases ($140 million).

In relation to the assets with a potential exposure to Shell's intended exit from all Russian hydrocarbons, including those assets for which the above charges were recognised in the first and second quarters 2022, the remaining balance sheet carrying amount as at June 30, 2022, is $0.2 billion (March 31, 2022: $1 billion).
Further details are provided below.

Integrated Gas

Sakhalin-2
Shell has a 27.5% (minus one share) interest in Sakhalin Energy Investment Company Ltd. (SEIC), the project operator of Sakhalin-2, an integrated oil and gas project located on Sakhalin island, Russia. Other ownership interests are Gazprom 50% (plus one share), Mitsui 12.5%, Mitsubishi 10%. Up to March 31, 2022, this investment was accounted for as an associate applying the equity method. Following the first quarter announcements, the recoverable amount of the investment was estimated as the risk-adjusted dividends declared on Sakhalin's 2021 results, of which the first part was received in April 2022. This resulted in recognition of an impairment charge of $1,614 million in the first quarter 2022. Significant influence over the Sakhalin-2 investment has been lost from April 1, 2022, with the resignation of Shell's executive directors and withdrawal of managerial and technical staff, leading to recognition, without financial impact, of the investment as a financial asset accounted for at fair value from that date, with subsequent changes in fair value recognised in other comprehensive income.

On June 30, 2022, a Russian Presidential Decree was passed that aims to transfer licences and assets of SEIC into a newly created Russian company that would assume the rights and obligations of SEIC. The decree states that the foreign shareholders will be invited to receive shares in that entity equivalent to their shareholding in SEIC. Shell is assessing its rights and still working towards reaching an acceptable agreement that enables Shell to withdraw in line with all applicable legal requirements and agreements. Following the receipt of dividends in the second quarter 2022 and the Presidential Decree, appropriate fair value adjustments to the investment value have been recognised, against other comprehensive income. The remaining carrying value of the investment is zero as at June 30, 2022.

Nord Stream 2
Shell is one of five energy companies which have each committed to provide financing and guarantees for up to 10% of the total cost of the project. Following the first quarter announcements, Shell assessed the recoverability of the loan to Nord Stream 2, leading to a full write-down in the first quarter 2022 of the loan amounting to $1,126 million.

Upstream

Salym
Shell has a 50% interest in Salym Petroleum Development N.V. (Salym), a joint operation with GazpromNeft that is developing the Salym fields in the Khanty Mansiysk Autonomous District of western Siberia. Shell consolidates its share in the joint operation. Following the first quarter announcements, Shell assessed the recoverability of the Salym carrying amounts, leading to full impairment amounting to $233 million in the first quarter 2022. In July 2022, the Shell directors on Salym resigned. Following recent events, joint control was lost early in the third quarter 2022 and as of that date Salym will be accounted for as a financial asset at fair value, with a carrying value of zero.

Gydan
Shell had a 50% interest in LLC Gydan Energy, a joint operation with GazpromNeft to explore and develop blocks in the Gydan peninsula, in north-western Siberia. This project is in the exploration phase, with no production. Following the first quarter announcements, Shell assessed the recoverability of the Gydan carrying amounts, leading to full impairment amounting to $153 million and other charges of $35 million in the first quarter 2022. During the second quarter 2022, all rights and obligations for Shell’s 50% interest have been transferred to GazpromNeft with an insignificant impact on the income statement.

Marketing

Shell Neft’s retail network consisted of 240 sites owned by Shell Neft and 171 sites owned by dealers and Shell Neft operated a lubricant blending plant. Shell Neft was a 100% Shell-owned subsidiary and was fully consolidated until the date of the disposal. Following the first quarter announcements, Shell assessed the recoverability of Shell Neft carrying amounts, resulting in an impairment of non-current assets of $358 million and other charges of $236 million. In the second quarter 2022, Shell transferred all shares of Shell Neft to Lukoil leading to net charges of $83 million, including the release of currency translation losses ($343 million).

Other

Marked to market risk adjustments of $335 million related to long-term offtake natural gas contracts, an impairment of right-of-use assets of $114 million and other charges of $36 million were recognised in the first quarter 2022. In the second quarter 2022, further Marked to market risk adjustments of $133 million were recognised following changes demanded to the contractual payment mechanism leading to the suspension by Gazprom of gas deliveries under these long-term offtake contracts. Finally, $140 million was recognised in income from the derecognition of lease liabilities following the termination of lease arrangements for which the right-of-use assets were impaired in the first quarter 2022.